UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 8, 2016

NETLIST, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33170	95-4812784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

175 Technology, Suite 150

Irvine, California 92618

(Address of Principal Executive Offices)

(949) 435-0025

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)                                  The board of directors of Netlist, Inc. (the “Company”) previously approved, subject to stockholder approval, the re-approval of the Netlist, Inc. 2006 Equity Incentive Plan (as re-approved, the “Plan”). As disclosed in Item 5.07 of this Current Report on Form 8-K, the Company’s stockholders approved the re-approval of the Plan at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) held on June 8, 2016. A summary of the Plan is included in the Company’s definitive proxy statement for the proposals voted upon at the Annual Meeting filed with the Securities and Exchange Commission on May 2, 2016, which summary is incorporated herein by reference, and a copy of the Plan is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 8, 2016, the Company held the Annual Meeting at the office of Merrill Corporation located in Irvine, California. As of April 19, 2016, the record date for the Annual Meeting, there were 51,085,832 shares of the Company’s common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting. A total of 39,220,252 shares of the Company’s common stock, which constituted a quorum, were present in person or by proxy at the Annual Meeting. Set forth below are the final voting results for each of the four proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

Proposal 1 — Election of Directors.  The Company’s stockholders elected the following five persons as directors of the Company, each to serve as such for a term of one year (ending at the time of the Company’s annual meeting of stockholders to be held in 2017) or until his successor is duly elected and qualified or until his earlier resignation or removal. The votes cast on this proposal were as follows:

Directors	For	Withheld	Broker Non-Vote
Chun K. Hong	18,888,122	617,089	19,715,041
Charles F. Cargile	18,367,635	1,137,576	19,715,041
Jun S. Cho	18,367,935	1,137,276	19,715,041
Vincent Sheeran	19,415,903	89,308	19,715,041
Blake A. Welcher	19,416,203	89,008	19,715,041

Proposal 2 — Re-Approval of the Plan.  The Company’s stockholders re-approved the Plan. The votes cast on this proposal were as follows:

For	Against	Abstain	Broker Non- Vote
16,165,867	2,980,632	358,712	19,715,041

Proposal 3 — Approval, on an advisory basis, of the compensation of named executive officers.  The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s definitive proxy statement for the Annual Meeting in accordance with the compensation disclosure rules of the Securities and Exchange Commission. The votes cast on this proposal were as follows:

For	Against	Abstain	Broker Non- Vote
18,144,925	994,827	365,459	19,715,041

Proposal 4 — Ratification of Appointment of Independent Registered Public Accounting Firm.  The Company’s stockholders ratified the appointment of KMJ Corbin & Company LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2016. The votes cast were as follows:

For	Against	Abstain
38,707,008	377,433	135,811

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
10.1	Netlist, Inc. 2006 Equity Incentive Plan, as re-approved on June 8, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETLIST, INC.

Date: June 9, 2016	By:	/s/ Gail M. Sasaki
Gail M. Sasaki
Vice President, Chief Financial Officer and Secretary